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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [_]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         CB RICHARD ELLIS SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

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     The following is the text of a memo distributed to employees of CB Richard
Ellis Services, Inc. and its subsidiaries via e-mail:


                                                  [CB RICHARD ELLIS LOGO]
SENT VIA EMAIL
--------------

MEMO                                              CB Richard Ellis, Inc.
                                                  200 North Sepulveda Boulevard
                                                  Suite 300
                                                  El Segundo, CA 90245-4380
                                                  T  310 563 8675
                                                  F  310 563 8670
                                                  rwirta@cbre.com
                                                  ---------------
                                                  RAY WIRTA
                                                  Chief Executive Officer

Date:      July 2, 2001
         ------------------------------------------------
To:        All CBRE U.S. Employees
         ------------------------------------------------
Subject:   PRIVATIZATION EFFORTS
         ------------------------------------------------
cc:
         ------------------------------------------------

For those of you who are shareholders in our company, you should have received materials in the mail over the past week that provide background and outline procedures for submitting your Proxy Vote associated with the offer to privatize our company. This is an important milestone in our company and, as a shareholder, I ENCOURAGE YOU TO EXERCISE YOUR RIGHT THROUGH THE VOTING PROCESS BY THE DEADLINE, JULY 18TH. In the event you are an employee-shareholder who has not received your Proxy Package, please email us beginning Monday morning, July 2nd, at goingprivate@cbre.com to request mailing of a duplicate package.

If you are a company shareholder solely through the CBRE's 401K plan, you should contact us only if you do not receive it by Tuesday, July 3rd.

Should you have specific questions regarding these materials or the process, you will have the opportunity to utilize a toll-free telephone number beginning early next week. Dedicated personnel are being assigned to this number in order to assist you in answering questions within the Securities and Exchange Commission (S.E.C.) guidelines for such transactions. We have sent the specific contact information and hours of operation for this line via separate memo.

Many CBRE employees have begun to make inquiry into the possibility of purchasing shares of CBRE Holding, Inc. should the company complete its privatization effort. For this reason, I wish to point out that a preliminary prospectus will be distributed to all U.S. employees later this week. While details and procedures associated with the purchase of shares will be set forth in the prospectus, please be aware that the deadline for returning your Election Form for the purchase of share units will be July 13th. Until prospectus materials are distributed via U.S. mail, once again in accordance with S.E.C. regulations, we are unable to answer related questions. Once materials are received in your hands, you may then also make inquiries through the same toll-free line set-up to answer questions for the Proxy Votes. A REGISTRATION STATEMENT WITH RESPECT TO CBRE HOLDING STOCK HAS BEEN FILED WITH THE S.E.C., BUT HAS NOT YET BECOME EFFECTIVE. THAT STOCK MAY NOT BE SOLD NOR MAY OFFERS BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS MEMO SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF SUCH STOCK IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

Once again, I would like to point out that our company is approaching a seminal event through this decision-making and vote process - one that each employee-shareholder has the opportunity to directly participate in. I cannot encourage you enough to exercise your right as a shareholder as you help to determine the future of your company.

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                                     * * * *

         The following is the text of a letter to be distributed to stockholders of CB Richard Ellis Services, Inc.:


                         CB RICHARD ELLIS SERVICES, INC.
                          200 NORTH SEPULVEDA BOULEVARD
                          EL SEGUNDO, CALIFORNIA 90245


July 5, 2001


Dear Fellow Stockholder:

According to our latest records, we have not yet received your proxy for the important Special Meeting of Stockholders of CB Richard Ellis Services, Inc., to be held on July 18, 2001.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE MERGER WITH BLUM CB CORP. The Board acted upon the unanimous recommendation of a special committee of independent directors who would have no economic interest in CB Richard Ellis Services or CBRE Holding following the merger.

Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Very truly yours,

/s/ James J. Didion

James J. Didion
CHAIRMAN OF THE BOARD


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                          YOUR VOTE IS VERY IMPORTANT!

            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                         TOLL-FREE, AT 1-888-750-5834.

                                IMPORTANT NOTE:
               IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
          YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
            PLEASE CALL INNISFREE AT 1-888-750-5834 FOR ASSISTANCE.

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